UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2013

MEDICAN ENTERPRISES, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-53408	87-0474017
(Commission File Number)	(IRS Employer Identification No.)

5955 Edmond Street, Suite 102 Las Vegas, NV 89118

(Address of Principal Executive Offices)

(702) 826-3365
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 16, 2013, our Company’s board of directors approved a stock dividend, on a basis of 20:1 (the “Stock Dividend”), pursuant to which, our Company’s shareholders as at September 24, 2013 will receive twenty (20) shares of our Company’s common stock for each one (1) share of common stock currently held. The pay-out date as approved by our board of directors and Financial Industry Regulatory Authority is September 25, 2013.

Upon completion of the Stock Dividend, our Company’s issued and outstanding shares will increase from 1,325,062 to 26,501,240 shares of common stock, par value of $0.001.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TC X Calibur, Inc.

September 24, 2013	By:	/s/Kenneth Williams
Kenneth Williams
Chief Executive Officer, Chief Financial Officer and Director